Exhibit 99.2

Investor Supplement
Third Quarter 2020
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 33.
Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date this Investor Supplement was included as an exhibit to the Company's Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those factors listed in periodic reports filed by Kemper Corporation with the SEC. The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary event that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on the Company’s operating and financial results.

No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement, including any such statements related to the Pandemic. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
Third Quarter 2020

Kemper Corporation
Consolidated Financial Highlights
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
For Period Ended
Earned Premiums	$1,206.5	$1,085.3	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$3,458.2	$3,326.6
Net Investment Income	92.1	67.8	85.6	93.9	91.7	96.0	82.7	245.5	270.4
Other Income	0.9	1.5	90.3	3.7	7.2	22.7	1.9	92.7	31.8
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	45.2	71.6	(117.8)	39.2	9.8	25.5	64.4	(1.0)	99.7
Net Investment Gains (Loss)	9.0	4.7	4.5	1.1	(0.1)	14.6	12.5	18.2	27.0
Total Revenues	$1,353.7	$1,230.9	$1,229.0	$1,283.7	$1,243.8	$1,275.4	$1,236.3	$3,813.6	$3,755.5

Net Income	$122.3	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$312.4	$406.4
Adjusted Consolidated Net Operating Income [1]	$90.9	$79.2	$162.9	$97.9	$130.0	$91.5	$98.9	$333.0	$320.4

Per Unrestricted Common Share Amounts:
Basic:
Net Income	$1.87	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$4.75	$6.17
Adjusted Consolidated Net Operating Income [1]	$1.39	$1.21	$2.45	$1.46	$1.95	$1.39	$1.52	$5.06	$4.86
Diluted:
Net Income	$1.83	$1.91	$0.95	$1.85	$1.91	$1.84	$2.35	$4.67	$6.10
Adjusted Consolidated Net Operating Income [1]	$1.36	$1.20	$2.43	$1.45	$1.93	$1.38	$1.50	$4.98	$4.81

Dividends Paid to Shareholders Per Share	$0.30	$0.30	$0.30	$0.28	$0.25	$0.25	$0.25	$0.90	$0.75

At Period End
Total Assets	$14,090.4	$13,489.4	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2
Insurance Reserves	$5,461.5	$5,375.0	$5,442.4	$5,471.8	$5,441.3	$5,426.1	$5,370.4
Debt	$1,173.0	$777.7	$778.1	$778.4	$778.7	$873.3	$908.5
Shareholders’ Equity	$4,347.5	$4,187.9	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Shareholders’ Equity Excluding Goodwill[1,2]	$3,233.5	$3,073.9	$2,646.8	$2,858.3	$2,780.2	$2,569.7	$2,208.6
Common Shares Issued and Outstanding (In Millions)	65.406	65.282	65.365	66.666	66.642	66.564	64.931
Book Value Per Share[2]	$66.47	$64.15	$57.54	$59.59	$58.43	$55.34	$51.13
Book Value Per Share Excluding Goodwill[1,2]	$49.44	$47.09	$40.49	$42.87	$41.72	$38.60	$34.01
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$56.63	$55.13	$53.53	$53.08	$51.51	$49.82	$47.41
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1,2]	$39.60	$38.07	$36.49	$36.36	$34.80	$33.08	$30.29
Debt to Total Capitalization[2]	21.2%	15.7%	17.1%	16.4%	16.7%	19.2%	21.5%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	10.8%	11.4%	11.8%	14.8%	12.1%	12.4%	10.8%

[1] Non-GAAP Financial Measure. See page 33 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation
Consolidated Statements of Income
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Revenues:
Earned Premiums	$1,206.5	$1,085.3	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$3,458.2	$3,326.6
Net Investment Income	92.1	67.8	85.6	93.9	91.7	96.0	82.7	245.5	270.4
Other Income	0.9	1.5	90.3	3.7	7.2	22.7	1.9	92.7	31.8
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	45.2	71.6	(117.8)	39.2	9.8	25.5	64.4	(1.0)	99.7
Net Realized Gains on Sales of Investments	10.0	11.7	16.5	2.8	1.7	21.3	16.1	38.2	39.1
Impairment Losses	(1.0)	(7.0)	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)	(20.0)	(12.1)
Total Revenues	1,353.7	1,230.9	1,229.0	1,283.7	1,243.8	1,275.4	1,236.3	3,813.6	3,755.5
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	877.5	747.5	835.2	814.9	782.6	825.4	765.4	2,460.2	2,373.4
Insurance Expenses	276.9	272.7	271.6	265.4	256.0	263.5	234.8	821.2	754.3
Loss from Early Extinguishment of Debt	—	—	—	—	5.8	—	—	—	5.8
Interest and Other Expenses	47.2	51.0	44.5	46.5	37.9	38.0	41.4	142.7	117.3
Total Expenses	1,201.6	1,071.2	1,151.3	1,126.8	1,082.3	1,126.9	1,041.6	3,424.1	3,250.8
Income before Income Taxes	152.1	159.7	77.7	156.9	161.5	148.5	194.7	389.5	504.7
Income Tax Expense	(29.8)	(33.6)	(13.7)	(32.2)	(32.5)	(26.4)	(39.4)	(77.1)	(98.3)
Net Income	$122.3	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$312.4	$406.4
Income Per Unrestricted Share:
Basic	$1.87	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$4.75	$6.17
Diluted	$1.83	$1.91	$0.95	$1.85	$1.91	$1.84	$2.35	$4.67	$6.10
Net Income Per Unrestricted Share:
Basic	$1.87	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$4.75	$6.17
Diluted	$1.83	$1.91	$0.95	$1.85	$1.91	$1.84	$2.35	$4.67	$6.10
Dividends Paid to Shareholders Per Share	$0.30	$0.30	$0.30	$0.28	$0.25	$0.25	$0.25	$0.90	$0.75
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	65.363	65.258	66.516	66.650	66.622	65.408	64.815	65.711	65.622

Kemper Corporation
Consolidated Balance Sheets
(Dollars in Millions)
(Unaudited)

	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Assets:
Investments:
Fixed Maturities at Fair Value	$7,504.8	$7,480.4	$6,998.5	$6,922.1	$6,883.6	$6,540.2	$6,573.1
Equity Securities at Fair Value	788.2	783.3	709.8	907.3	928.7	923.3	916.9
Equity Securities at Modified Cost	48.4	48.1	44.8	41.9	41.2	38.1	39.2
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	206.2	209.9	226.3	220.4	213.4	219.7	197.8
Convertible Securities at Fair Value	36.3	35.0	32.8	37.3	35.6	34.3	33.8
Short-term Investments at Cost which Approximates Fair Value	628.8	154.2	166.7	470.9	424.2	642.5	350.4
Other Investments	762.8	757.5	760.2	661.5	561.6	554.3	485.9
Total Investments	9,975.5	9,468.4	8,939.1	9,261.4	9,088.3	8,952.4	8,597.1
Cash	352.2	389.3	301.3	136.8	133.6	104.4	107.0
Receivables from Policyholders	1,249.3	1,165.3	1,219.1	1,117.1	1,139.8	1,095.2	1,048.6
Other Receivables	214.0	207.1	207.8	219.7	217.1	248.1	254.6
Deferred Policy Acquisition Costs	578.2	560.8	551.5	537.7	536.5	521.0	499.2
Goodwill	1,114.0	1,114.0	1,114.0	1,114.0	1,114.0	1,114.0	1,111.5
Current Income Tax Assets	33.1	3.5	17.8	44.7	44.1	41.0	19.7
Other Assets	574.1	581.0	581.7	557.7	546.5	540.4	544.5
Total Assets	$14,090.4	$13,489.4	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,511.5	$3,497.7	$3,500.8	$3,502.0	$3,499.7	$3,514.2	$3,501.7
Property and Casualty	1,950.0	1,877.3	1,941.6	1,969.8	1,941.6	1,911.9	1,868.7
Total Insurance Reserves	5,461.5	5,375.0	5,442.4	5,471.8	5,441.3	5,426.1	5,370.4
Unearned Premiums	1,681.6	1,642.6	1,621.4	1,545.5	1,574.9	1,545.6	1,499.5
Policyholder Contract Liabilities	503.7	520.3	430.5	309.8	204.1	221.8	254.5
Deferred Income Tax Liabilities	245.5	226.8	116.0	178.2	175.3	124.1	82.6
Liability for Unrecognized Tax Benefits	—	—	—	—	—	—	3.9
Accrued Expenses and Other Liabilities	677.6	759.1	783.1	733.1	751.4	741.9	742.7
Long-term Debt, Current and Non-current, at Amortized Cost	1,173.0	777.7	778.1	778.4	778.7	873.3	908.5
Total Liabilities	9,742.9	9,301.5	9,171.5	9,016.8	8,925.7	8,932.8	8,862.1
Shareholders’ Equity:
Common Stock	6.5	6.5	6.5	6.7	6.7	6.7	6.5
Paid-in Capital	1,798.5	1,792.5	1,788.2	1,819.2	1,812.9	1,806.4	1,673.0
Retained Earnings	1,993.5	1,891.6	1,791.2	1,810.3	1,704.5	1,593.7	1,489.7
Accumulated Other Comprehensive Income	549.0	497.3	174.9	336.1	370.1	276.9	150.9
Total Shareholders’ Equity	4,347.5	4,187.9	3,760.8	3,972.3	3,894.2	3,683.7	3,320.1
Total Liabilities and Shareholders’ Equity	$14,090.4	$13,489.4	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Nine Months Ended
	Sep 30, 2020	Sep 30, 2019
Cash Flows from Operating Activities:
Net Income	$312.4	$406.4
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Net Realized Investment Gains	(38.2)	(39.1)
Impairment Losses	20.0	12.1
Depreciation and Amortization of Property, Equipment and Software	26.6	21.7
Amortization of Intangibles Assets Acquired	14.1	24.3
Contribution to Defined Benefit Pension Plan	—	(55.3)
Loss from Early Extinguishment of Debt	—	5.8
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	5.6	9.7
Decrease (Increase) in Value of Equity and Convertible Securities at Fair Value	1.0	(99.7)
Changes in:
Receivables from Policyholders	(132.2)	(132.8)
Reinsurance Recoverables	13.8	39.8
Deferred Policy Acquisition Costs	(40.5)	(66.5)
Insurance Reserves	(10.3)	71.5
Unearned Premiums	136.1	150.7
Income Taxes	22.0	46.1
Other	(79.1)	(28.2)
Net Cash Provided by Operating Activities	251.3	366.5

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Nine Months Ended
Net Cash Provided by Operating Activities (Carryforward from page 6)	251.3	366.5
Cash Flows from Investing Activities:
Proceeds from Sales, Calls, and Maturities of Fixed Maturities	707.0	1,067.9
Proceeds from the Sales of Investments:
Equity Securities	436.5	99.7
Real Estate Investments	5.4	—
Mortgage Loans	18.6	—
Other Investments	26.5	25.7
Purchases of Investments:
Fixed Maturities	(1,009.7)	(1,013.7)
Equity Securities	(324.4)	(248.2)
Real Estate Investments	(0.5)	(1.2)
Corporate-owned Life Insurance	(100.0)	(50.0)
Mortgage Loans	(22.7)	—
Other Investments	(17.9)	(94.1)
Net Purchases of Short-term Investments	(147.9)	(111.5)
Acquisition of Software and Long-lived Assets	(46.2)	(53.8)
Other	6.0	(2.0)
Net Cash Provided (Used In) by Investing Activities	(469.3)	(381.2)
Cash Flows from Financing Activities:
Net Proceeds from Issuance of Long-term Debt	395.6	49.9
Repayment of Long-term Debt	—	(185.0)
Proceeds from Policyholder Contract Liabilities	391.8	385.6
Repayment of Policyholder Contract Liabilities	(192.4)	(258.0)
Proceeds from Issuance of Common Stock, Net of Transaction Costs	—	127.5
Proceeds from Shares Issued under Employee Stock Purchase Plan	3.1	1.0
Common Stock Repurchases	(110.4)	—
Dividends and Dividend Equivalents Paid	(59.3)	(49.1)
Other	5.0	1.3
Net Cash Provided by Financing Activities	433.4	73.2
Increase in Cash	215.4	58.5
Cash, Beginning of Year	136.8	75.1
Cash, End of Period	$352.2	$133.6

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Book Value Per Share
Numerator
Shareholders’ Equity	$4,347.5	$4,187.9	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)
Shareholders’ Equity Excluding Goodwill[1]	$3,233.5	$3,073.9	$2,646.8	$2,858.3	$2,780.2	$2,569.7	$2,208.6
Shareholders’ Equity	$4,347.5	$4,187.9	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Less: Net Unrealized Gains on Fixed Maturities	(643.7)	(588.6)	(261.6)	(434.0)	(461.3)	(367.8)	(241.9)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,703.8	$3,599.3	$3,499.2	$3,538.3	$3,432.9	$3,315.9	$3,078.2
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill1	$2,589.8	$2,485.3	$2,385.2	$2,424.3	$2,318.9	$2,201.9	$1,966.7
Denominator
Common Shares Issued and Outstanding	65.406	65.282	65.365	66.666	66.642	66.564	64.931
Book Value Per Share	$66.47	$64.15	$57.54	$59.59	$58.43	$55.34	$51.13
Book Value Per Share Excluding Goodwill[1]	$49.44	$47.09	$40.49	$42.87	$41.72	$38.60	$34.01
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1]	$56.63	$55.13	$53.53	$53.08	$51.51	$49.82	$47.41
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$39.60	$38.07	$36.49	$36.36	$34.80	$33.08	$30.29
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$437.1	$443.8	$439.8	$531.1	$412.9	$376.1	$291.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$4,032.5	$3,899.8	$3,726.2	$3,584.1	$3,402.4	$3,032.7	$2,708.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	10.8%	11.4%	11.8%	14.8%	12.1%	12.4%	10.8%
Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$2,918.5	$2,785.8	$2,612.7	$2,470.9	$2,293.8	$2,082.3	$1,916.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	15.0%	15.9%	16.8%	21.5%	18.0%	18.1%	15.2%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,554.7	$3,477.1	$3,372.9	$3,261.0	$3,144.6	$2,838.0	$2,549.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)[1]	12.3%	12.8%	13.0%	16.3%	13.1%	13.3%	11.4%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,440.7	$2,363.1	$2,259.4	$2,147.8	$2,036.0	$1,887.6	$1,757.3
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5-point Average)[1]	17.9%	18.8%	19.5%	24.7%	20.3%	19.9%	16.6%
[1] Non-GAAP financial measure. See definitions beginning on page 33.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Debt and Total Capitalization
Debt	$1,173.0	$777.7	$778.1	$778.4	$778.7	$873.3	$908.5
Shareholders’ Equity	4,347.5	4,187.9	3,760.8	3,972.3	3,894.2	3,683.7	3,320.1
Total Capitalization	$5,520.5	$4,965.6	$4,538.9	$4,750.7	$4,672.9	$4,557.0	$4,228.6
Ratio of Debt to Shareholders’ Equity	27.0%	18.6%	20.7%	19.6%	20.0%	23.7%	27.4%
Ratio of Debt to Total Capitalization	21.2%	15.7%	17.1%	16.4%	16.7%	19.2%	21.5%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$738.7	$270.5	$199.1	$206.8	$169.1	$312.7	$118.6
Borrowings Available Under Credit Agreement	400.0	400.0	400.0	400.0	400.0	400.0	300.0
Parent Company Liquidity	$1,138.7	$670.5	$599.1	$606.8	$569.1	$712.7	$418.6

Capital Returned to Shareholders
Cash Dividends Paid	$19.7	$19.7	$20.0	$18.7	$16.7	$16.2	$16.2

Kemper Corporation
Debt Outstanding, FHLB Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Kemper Corporation:
Term Loan due June 29, 2020	$—	$—	$—	$—	$—	$—	$34.9
Term Loan due July 5, 2023	49.9	49.9	49.9	49.9	49.9	—	—
Senior Notes at Amortized Cost:
5.000% Senior Notes due September 19, 2022	278.7	279.1	279.6	279.9	280.3	280.6	281.0
4.350% Senior Notes due February 15, 2025	448.8	448.7	448.6	448.6	448.5	448.5	448.4
2.400% Senior Notes due September 30, 2030	395.6	—	—	—	—	—	—
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	—	—	—	—	—	144.2	144.2
Long-term Debt Outstanding	$1,173.0	$777.7	$778.1	$778.4	$778.7	$873.3	$908.5

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$444.1	$454.3	$364.2	$243.4	$137.6	$155.0	$187.7
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	BBB-	Baa3	BBB	BBB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A	A
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR
Infinity Insurance Company	A-	A3	A	NR

NR - Not Rated

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	$792.2	$689.8	$753.2	$733.1	$719.2	$703.7	$669.6	$2,235.2	$2,092.5
Commercial Automobile	79.2	69.2	69.3	66.6	64.2	62.3	59.7	217.7	186.2
Total Specialty Property & Casualty Insurance Earned Premiums	871.4	759.0	822.5	799.7	783.4	766.0	729.3	2,452.9	2,278.7
Net Investment Income	30.5	16.9	28.8	28.3	28.8	28.9	21.5	76.2	79.2
Other Income	0.4	0.1	0.9	0.8	4.4	1.0	0.8	1.4	6.2
Total Specialty Property & Casualty Insurance Revenues	902.3	776.0	852.2	828.8	816.6	795.9	751.6	2,530.5	2,364.1
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	110.6	99.1	114.9	117.2	119.7	117.9	115.4	324.6	353.0
Homeowners	55.0	55.6	56.8	58.7	61.5	60.8	60.3	167.4	182.6
Other Personal	8.9	8.9	9.2	9.3	9.8	9.8	9.9	27.0	29.5
Total Preferred Property & Casualty Insurance Earned Premiums	174.5	163.6	180.9	185.2	191.0	188.5	185.6	519.0	565.1
Net Investment Income	10.3	4.3	9.7	11.5	12.0	12.3	8.3	24.3	32.6
Other Income	—	0.1	—	—	—	—	—	0.1	—
Total Preferred Property & Casualty Insurance Revenues	184.8	168.0	190.6	196.7	203.0	200.8	193.9	543.4	597.7
Life & Health Insurance:
Earned Premiums:
Life	96.3	95.7	97.2	95.6	96.2	97.0	95.8	289.2	289.0
Accident and Health	48.9	50.8	49.4	48.5	47.6	47.9	46.9	149.1	142.4
Property	15.4	16.2	16.4	16.8	17.0	17.2	17.2	48.0	51.4
Total Life & Health Insurance Earned Premiums	160.6	162.7	163.0	160.9	160.8	162.1	159.9	486.3	482.8
Net Investment Income	50.7	44.3	51.0	52.0	49.7	53.0	51.7	146.0	154.4
Other Income	—	0.5	0.1	2.9	2.9	1.6	1.1	0.6	5.6
Total Life & Health Insurance Revenues	211.3	207.5	214.1	215.8	213.4	216.7	212.7	632.9	642.8
Total Segment Revenues	1,298.4	1,151.5	1,256.9	1,241.3	1,233.0	1,213.4	1,158.2	3,706.8	3,604.6
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	45.2	71.6	(117.8)	39.2	9.8	25.5	64.4	(1.0)	99.7
Net Realized Gains on Sales of Investments	10.0	11.7	16.5	2.8	1.7	21.3	16.1	38.2	39.1
Impairment Losses	(1.0)	(7.0)	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)	(20.0)	(12.1)
Other	1.1	3.1	85.4	2.1	1.1	21.9	1.2	89.6	24.2
Total Revenues	$1,353.7	$1,230.9	$1,229.0	$1,283.7	$1,243.8	$1,275.4	$1,236.3	$3,813.6	$3,755.5

Kemper Corporation
Segment Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Segment Operating Profit:
Specialty Property & Casualty Insurance	$149.9	$84.5	$75.0	$78.5	$98.6	$79.4	$99.4	$309.4	$277.4
Preferred Property & Casualty Insurance	(41.8)	0.8	23.0	16.1	26.5	6.4	3.3	(18.0)	36.2
Life & Health Insurance	15.2	19.9	26.5	35.5	41.0	16.1	29.3	61.6	86.4
Total Segment Operating Profit	123.3	105.2	124.5	130.1	166.1	101.9	132.0	353.0	400.0
Partial Satisfaction of Judgment	—	—	89.4	—	—	20.1	—	89.4	20.1
Other	(11.0)	(4.7)	(11.1)	(7.3)	(3.1)	(12.4)	(8.6)	(26.8)	(24.1)
Corporate and Other Operating Income (Loss)	(11.0)	(4.7)	78.3	(7.3)	(3.1)	7.7	(8.6)	62.6	(4.0)
Total Operating Profit	112.3	100.5	202.8	122.8	163.0	109.6	123.4	415.6	396.0
Income From:
Change in Fair Value of Equity and Convertible Securities	45.2	71.6	(117.8)	39.2	9.8	25.5	64.4	(1.0)	99.7
Net Realized Gains on Sales of Investments	10.0	11.7	16.5	2.8	1.7	21.3	16.1	38.2	39.1
Impairment Losses	(1.0)	(7.0)	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)	(20.0)	(12.1)
Acquisition Related Transaction Integration and Other Costs	(14.4)	(17.1)	(11.8)	(6.2)	(5.4)	(1.2)	(5.6)	(43.3)	(12.2)
Loss from Early Extinguishment of Debt	—	—	—	—	(5.8)	—	—	—	(5.8)
Income before Income Taxes	$152.1	$159.7	$77.7	$156.9	$161.5	$148.5	$194.7	$389.5	$504.7
Segment Net Operating Income:
Specialty Property & Casualty Insurance	$119.2	$67.5	$60.1	$62.3	$78.5	$62.7	$79.6	$246.8	$220.8
Preferred Property & Casualty Insurance	(32.7)	0.9	18.4	12.8	21.1	5.2	2.8	(13.4)	29.1
Life & Health Insurance	12.2	16.1	22.3	28.9	33.4	13.3	23.1	50.6	69.8
Total Segment Net Operating Income	98.7	84.5	100.8	104.0	133.0	81.2	105.5	284.0	319.7
Corporate and Other Net Operating Income (Loss) From:
Partial Satisfaction of Legal Judgment	—	—	70.6	—	—	15.9	—	70.6	15.9
Other	(7.8)	(5.3)	(8.5)	(6.1)	(3.0)	(5.6)	(6.6)	(21.6)	(15.2)
Corporate and Other Net Operating Income (Loss)	(7.8)	(5.3)	62.1	(6.1)	(3.0)	10.3	(6.6)	49.0	0.7
Adjusted Consolidated Net Operating Income	90.9	79.2	162.9	97.9	130.0	91.5	98.9	333.0	320.4
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	35.7	56.6	(93.1)	30.9	7.8	20.1	50.9	(0.8)	78.8
Net Realized Gains on Sales of Investments	7.9	9.3	13.0	2.2	1.4	16.8	12.7	30.2	30.9
Impairment Losses	(0.8)	(5.5)	(9.5)	(1.3)	(1.5)	(5.3)	(2.8)	(15.8)	(9.6)
Acquisition Related Transaction, Integration and Other Costs	(11.4)	(13.5)	(9.3)	(5.0)	(4.1)	(1.0)	(4.4)	(34.2)	(9.5)
Loss from Early Extinguishment of Debt	—	—	—	—	(4.6)	—	—	—	(4.6)
Net Income	$122.3	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$312.4	$406.4

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

	Nine Months Ended September 30, 2020
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	48	$6.8	48	$38.4	7	$7.1	49	$42.1
$5 - $10	—	—	3	21.4	—	—	4	31.4
$10 - $15	—	—	1	10.6	—	—	1	10.7
$15 - $20	—	—	1	16.9	—	—	1	17.0
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	48	$6.8	53	$87.3	7	$7.1	55	$101.2

	Nine Months Ended September 30, 2019
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	31	$7.3	41	$25.8	19	$2.6	43	$33.8
$5 - $10	—	—	2	12.0	—	—	2	13.0
$10 - $15	—	—	1	13.3	—	—	1	14.2
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	31	$7.3	44	$51.1	19	$2.6	46	$61.0

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Net Premiums Written	$914.2	$780.9	$911.2	$782.5	$815.0	$804.7	$809.1	$2,606.3	$2,428.8

Earned Premiums	$871.4	$759.0	$822.5	$799.7	$783.4	$766.0	$729.3	$2,452.9	$2,278.7
Net Investment Income	30.5	16.9	28.8	28.3	28.8	28.9	21.5	76.2	79.2
Other Income	0.4	0.1	0.9	0.8	4.4	1.0	0.8	1.4	6.2
Total Revenues	902.3	776.0	852.2	828.8	816.6	795.9	751.6	2,530.5	2,364.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	589.0	515.8	619.8	599.5	579.4	579.2	544.3	1,724.6	1,702.9
Catastrophe Losses and LAE	2.1	4.5	0.2	3.8	2.3	4.4	0.6	6.8	7.3
Prior Years:
Non-catastrophe Losses and LAE	1.9	9.6	5.3	(4.1)	(4.1)	(8.6)	(18.3)	16.8	(31.0)
Catastrophe Losses and LAE	(0.1)	—	0.2	0.2	0.2	(0.1)	0.2	0.1	0.3
Total Incurred Losses and LAE	592.9	529.9	625.5	599.4	577.8	574.9	526.8	1,748.3	1,679.5
Insurance Expenses	159.5	161.2	152.1	150.7	139.2	140.9	124.8	472.8	404.9
Other Expenses	—	0.4	(0.4)	0.2	1.0	0.7	0.6	—	2.3
Operating Profit	149.9	84.5	75.0	78.5	98.6	79.4	99.4	309.4	277.4
Income Tax Expense	(30.7)	(17.0)	(14.9)	(16.2)	(20.1)	(16.7)	(19.8)	(62.6)	(56.6)
Segment Net Operating Income	$119.2	$67.5	$60.1	$62.3	$78.5	$62.7	$79.6	$246.8	$220.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	67.6%	67.9%	75.4%	75.0%	74.0%	75.6%	74.6%	70.3%	74.8%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.6	—	0.5	0.3	0.6	0.1	0.3	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	0.2	1.3	0.6	(0.5)	(0.5)	(1.1)	(2.5)	0.7	(1.4)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	68.0	69.8	76.0	75.0	73.8	75.1	72.2	71.3	73.7
Insurance Expense Ratio	18.3	21.2	18.5	18.8	17.8	18.4	17.1	19.3	17.8
Combined Ratio	86.3%	91.0%	94.5%	93.8%	91.6%	93.5%	89.3%	90.6%	91.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	67.6%	67.9%	75.4%	75.0%	74.0%	75.6%	74.6%	70.3%	74.8%
Insurance Expense Ratio	18.3	21.2	18.5	18.8	17.8	18.4	17.1	19.3	17.8
Underlying Combined Ratio	85.9%	89.1%	93.9%	93.8%	91.8%	94.0%	91.7%	89.6%	92.6%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	86.3%	91.0%	94.5%	93.8%	91.6%	93.5%	89.3%	90.6%	91.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.2	0.6	—	0.5	0.3	0.6	0.1	0.3	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	0.2	1.3	0.6	(0.5)	(0.5)	(1.1)	(2.5)	0.7	(1.4)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Underlying Combined Ratio	85.9%	89.1%	93.9%	93.8%	91.8%	94.0%	91.7%	89.6%	92.6%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Non-Standard Automobile	$1,271.9	$1,252.6	$1,326.3	$1,321.9	$1,278.7	$1,229.7	$1,181.2
Commercial Automobile	223.0	221.0	215.1	229.1	223.9	218.9	218.4
Insurance Reserves	$1,494.9	$1,473.6	$1,541.4	$1,551.0	$1,502.6	$1,448.6	$1,399.6
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$718.8	$667.9	$716.0	$730.0	$760.2	$721.6	$696.1
Incurred but Not Reported	631.8	660.8	679.1	672.2	598.8	587.8	565.6
Total Loss Reserves	1,350.6	1,328.7	1,395.1	1,402.2	1,359.0	1,309.4	1,261.7
Unallocated LAE Reserves	144.3	144.9	146.3	148.8	143.6	139.2	137.9
Insurance Reserves	$1,494.9	$1,473.6	$1,541.4	$1,551.0	$1,502.6	$1,448.6	$1,399.6

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Net Premiums Written	$819.4	$700.5	$830.3	$714.9	$749.5	$734.5	$742.2	$2,350.2	$2,226.2

Earned Premiums	$792.2	$689.8	$753.2	$733.1	$719.2	$703.7	$669.6	$2,235.2	$2,092.5
Net Investment Income	26.2	15.2	24.8	24.5	24.9	24.6	18.4	66.2	67.9
Other Income	0.4	0.1	0.8	0.8	4.3	0.9	0.8	1.3	6.0
Total Revenues	818.8	705.1	778.8	758.4	748.4	729.2	688.8	2,302.7	2,166.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	543.4	472.4	576.0	557.5	538.2	537.0	498.8	1,591.8	1,574.0
Catastrophe Losses and LAE	2.0	4.2	0.2	3.3	2.0	4.1	0.5	6.4	6.6
Prior Years:
Non-catastrophe Losses and LAE	2.1	11.2	17.8	(4.4)	(1.8)	(3.7)	(14.4)	31.1	(19.9)
Catastrophe Losses and LAE	(0.1)	0.1	0.2	0.2	0.2	—	0.1	0.2	0.3
Total Incurred Losses and LAE	547.4	487.9	594.2	556.6	538.6	537.4	485.0	1,629.5	1,561.0
Insurance Expenses	145.6	146.7	139.2	138.1	128.4	128.9	114.7	431.5	372.0
Other Expenses	—	0.4	(0.4)	0.2	1.0	0.7	0.6	—	2.3
Operating Profit	125.8	70.1	45.8	63.5	80.4	62.2	88.5	241.7	231.1
Income Tax Expense	(25.7)	(14.2)	(8.8)	(10.5)	(18.4)	(13.0)	(17.8)	(48.7)	(49.2)
Total Product Line Net Operating Income	$100.1	$55.9	$37.0	$53.0	$62.0	$49.2	$70.7	$193.0	$181.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	68.5%	68.5%	76.5%	76.0%	74.9%	76.3%	74.5%	71.2%	75.3%
Current Year Catastrophe Losses and LAE Ratio	0.3	0.6	—	0.5	0.3	0.6	0.1	0.3	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	0.3	1.6	2.4	(0.6)	(0.3)	(0.5)	(2.2)	1.4	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	69.1	70.7	78.9	75.9	74.9	76.4	72.4	72.9	74.6
Insurance Expense Ratio	18.4	21.3	18.5	18.8	17.9	18.3	17.1	19.3	17.8
Combined Ratio	87.5%	92.0%	97.4%	94.7%	92.8%	94.7%	89.5%	92.2%	92.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	68.5%	68.5%	76.5%	76.0%	74.9%	76.3%	74.5%	71.2%	75.3%
Insurance Expense Ratio	18.4	21.3	18.5	18.8	17.9	18.3	17.1	19.3	17.8
Underlying Combined Ratio	86.9%	89.8%	95.0%	94.8%	92.8%	94.6%	91.6%	90.5%	93.1%
Non-GAAP Measure Reconciliation
Combined Ratio	87.5%	92.0%	97.4%	94.7%	92.8%	94.7%	89.5%	92.2%	92.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.3	0.6	—	0.5	0.3	0.6	0.1	0.3	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	0.3	1.6	2.4	(0.6)	(0.3)	(0.5)	(2.2)	1.4	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Underlying Combined Ratio	86.9%	89.8%	95.0%	94.8%	92.8%	94.6%	91.6%	90.5%	93.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Net Premiums Written	$94.8	$80.4	$80.9	$67.6	$65.5	$70.2	$66.9	$256.1	$202.6

Earned Premiums	$79.2	$69.2	$69.3	$66.6	$64.2	$62.3	$59.7	$217.7	$186.2
Net Investment Income	4.3	1.7	4.0	3.8	3.9	4.3	3.1	10.0	11.3
Other Income	—	—	0.1	—	0.1	0.1	—	0.1	0.2
Total Revenues	83.5	70.9	73.4	70.4	68.2	66.7	62.8	227.8	197.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	45.6	43.4	43.8	42.0	41.2	42.2	45.5	132.8	128.9
Catastrophe Losses and LAE	0.1	0.3	—	0.5	0.3	0.3	0.1	0.4	0.7
Prior Years:
Non-catastrophe Losses and LAE	(0.2)	(1.6)	(12.5)	0.3	(2.3)	(4.9)	(3.9)	(14.3)	(11.1)
Catastrophe Losses and LAE	—	(0.1)	—	—	—	(0.1)	0.1	(0.1)	—
Total Incurred Losses and LAE	45.5	42.0	31.3	42.8	39.2	37.5	41.8	118.8	118.5
Insurance Expenses	13.9	14.5	12.9	12.6	10.8	12.0	10.1	41.3	32.9
Operating Profit	24.1	14.4	29.2	15.0	18.2	17.2	10.9	67.7	46.3
Income Tax Expense	(5.0)	(2.8)	(6.1)	(5.7)	(1.7)	(3.7)	(2.0)	(13.9)	(7.4)
Total Product Line Net Operating Income	$19.1	$11.6	$23.1	$9.3	$16.5	$13.5	$8.9	$53.8	$38.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	57.6%	62.7%	63.2%	63.0%	64.2%	67.7%	76.1%	61.0%	69.2%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.4	—	0.8	0.5	0.5	0.2	0.2	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.3)	(2.3)	(18.0)	0.5	(3.6)	(7.9)	(6.5)	(6.6)	(6.0)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	—	(0.1)	0.2	—	—
Total Incurred Loss and LAE Ratio	57.4	60.7	45.2	64.3	61.1	60.2	70.0	54.6	63.6
Insurance Expense Ratio	17.6	21.0	18.6	18.9	16.8	19.3	16.9	19.0	17.7
Combined Ratio	75.0%	81.7%	63.8%	83.2%	77.9%	79.5%	86.9%	73.6%	81.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	57.6%	62.7%	63.2%	63.0%	64.2%	67.7%	76.1%	61.0%	69.2%
Insurance Expense Ratio	17.6	21.0	18.6	18.9	16.8	19.3	16.9	19.0	17.7
Underlying Combined Ratio	75.2%	83.7%	81.8%	81.9%	81.0%	87.0%	93.0%	80.0%	86.9%
Non-GAAP Measure Reconciliation
Combined Ratio	75.0%	81.7%	63.8%	83.2%	77.9%	79.5%	86.9%	73.6%	81.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.4	—	0.8	0.5	0.5	0.2	0.2	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.3)	(2.3)	(18.0)	0.5	(3.6)	(7.9)	(6.5)	(6.6)	(6.0)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	—	(0.1)	0.2	—	—
Underlying Combined Ratio	75.2%	83.7%	81.8%	81.9%	81.0%	87.0%	93.0%	80.0%	86.9%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Net Premiums Written	$172.2	$161.5	$164.1	$172.6	$189.6	$197.5	$179.6	$497.8	$566.7

Earned Premiums	$174.5	$163.6	$180.9	$185.2	$191.0	$188.5	$185.6	$519.0	$565.1
Net Investment Income	10.3	4.3	9.7	11.5	12.0	12.3	8.3	24.3	32.6
Other Income	—	0.1	—	—	—	—	—	0.1	—
Total Revenues	184.8	168.0	190.6	196.7	203.0	200.8	193.9	543.4	597.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	102.8	82.5	108.5	120.2	121.7	119.1	120.8	293.8	361.6
Catastrophe Losses and LAE	61.9	20.6	4.8	11.9	11.9	22.6	16.6	87.3	51.1
Prior Years:
Non-catastrophe Losses and LAE	6.3	8.2	(3.3)	(7.1)	(1.1)	(4.3)	(5.1)	11.2	(10.5)
Catastrophe Losses and LAE	0.1	0.4	(1.1)	(3.1)	(15.4)	(0.9)	1.0	(0.6)	(15.3)
Total Incurred Losses and LAE	171.1	111.7	108.9	121.9	117.1	136.5	133.3	391.7	386.9
Insurance Expenses	55.5	55.5	58.7	58.7	59.4	57.9	57.3	169.7	174.6
Operating Profit (Loss)	(41.8)	0.8	23.0	16.1	26.5	6.4	3.3	(18.0)	36.2
Income Tax Benefit (Expense)	9.1	0.1	(4.6)	(3.3)	(5.4)	(1.2)	(0.5)	4.6	(7.1)
Segment Net Operating Income (Loss)	$(32.7)	$0.9	$18.4	$12.8	$21.1	$5.2	$2.8	$(13.4)	$29.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	58.9%	50.5%	59.9%	64.9%	63.8%	63.2%	65.1%	56.6%	64.1%
Current Year Catastrophe Losses and LAE Ratio	35.5	12.6	2.7	6.4	6.2	12.0	8.9	16.8	9.0
Prior Years Non-catastrophe Losses and LAE Ratio	3.6	5.0	(1.8)	(3.8)	(0.6)	(2.3)	(2.7)	2.2	(1.9)
Prior Years Catastrophe Losses and LAE Ratio	0.1	0.2	(0.6)	(1.7)	(8.1)	(0.5)	0.5	(0.1)	(2.7)
Total Incurred Loss and LAE Ratio	98.1	68.3	60.2	65.8	61.3	72.4	71.8	75.5	68.5
Insurance Expense Ratio	31.8	33.9	32.4	31.7	31.1	30.7	30.9	32.7	30.9
Combined Ratio	129.9%	102.2%	92.6%	97.5%	92.4%	103.1%	102.7%	108.2%	99.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	58.9%	50.5%	59.9%	64.9%	63.8%	63.2%	65.1%	56.6%	64.1%
Insurance Expense Ratio	31.8	33.9	32.4	31.7	31.1	30.7	30.9	32.7	30.9
Underlying Combined Ratio	90.7%	84.4%	92.3%	96.6%	94.9%	93.9%	96.0%	89.3%	95.0%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	129.9%	102.2%	92.6%	97.5%	92.4%	103.1%	102.7%	108.2%	99.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	35.5	12.6	2.7	6.4	6.2	12.0	8.9	16.8	9.0
Prior Years Non-catastrophe Losses and LAE Ratio	3.6	5.0	(1.8)	(3.8)	(0.6)	(2.3)	(2.7)	2.2	(1.9)
Prior Years Catastrophe Losses and LAE Ratio	0.1	0.2	(0.6)	(1.7)	(8.1)	(0.5)	0.5	(0.1)	(2.7)
Underlying Combined Ratio	90.7%	84.4%	92.3%	96.6%	94.9%	93.9%	96.0%	89.3%	95.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Preferred Automobile	$265.2	$252.8	$254.8	$262.3	$267.3	$264.5	$268.0
Homeowners	137.9	99.5	90.8	95.3	108.8	131.6	133.5
Other Personal	25.5	25.7	28.8	30.9	32.2	34.0	34.3
Insurance Reserves	$428.6	$378.0	$374.4	$388.5	$408.3	$430.1	$435.8
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$266.8	$230.7	$231.1	$241.3	$277.8	$278.5	$290.2
Incurred but Not Reported	134.2	119.6	115.1	118.8	100.4	120.2	113.0
Total Loss Reserves	401.0	350.3	346.2	360.1	378.2	398.7	403.2
Unallocated LAE Reserves	27.6	27.7	28.2	28.4	30.1	31.4	32.6
Insurance Reserves	$428.6	$378.0	$374.4	$388.5	$408.3	$430.1	$435.8

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Net Premiums Written	$107.2	$95.6	$105.9	$111.5	$117.5	$123.4	$116.5	$308.7	$357.4

Earned Premiums	$110.6	$99.1	$114.9	$117.2	$119.7	$117.9	$115.4	$324.6	$353.0
Net Investment Income	6.1	2.5	5.8	5.4	5.6	5.8	3.9	14.4	15.3
Other Income	—	0.1	—	—	—	—	—	0.1	—
Total Revenues	116.7	101.7	120.7	122.6	125.3	123.7	119.3	339.1	368.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	72.2	53.8	75.9	86.2	83.2	82.9	80.2	201.9	246.3
Catastrophe Losses and LAE	1.8	2.0	0.2	1.5	2.1	1.7	2.5	4.0	6.3
Prior Years:
Non-catastrophe Losses and LAE	5.9	9.7	2.2	(2.8)	(0.5)	(3.7)	(1.2)	17.8	(5.4)
Catastrophe Losses and LAE	(0.2)	(0.3)	(0.1)	0.2	(0.1)	—	(0.1)	(0.6)	(0.2)
Total Incurred Losses and LAE	79.7	65.2	78.2	85.1	84.7	80.9	81.4	223.1	247.0
Insurance Expenses	34.7	34.0	36.1	36.3	36.8	35.5	35.0	104.8	107.3
Operating Profit	2.3	2.5	6.4	1.2	3.8	7.3	2.9	11.2	14.0
Income Tax Expense	(0.3)	(0.4)	(1.2)	(0.2)	(0.7)	(1.5)	(0.5)	(1.9)	(2.7)
Total Product Line Net Operating Income (Loss)	$2.0	$2.1	$5.2	$1.0	$3.1	$5.8	$2.4	$9.3	$11.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	65.4%	54.3%	66.1%	73.5%	69.5%	70.3%	69.4%	62.2%	69.8%
Current Year Catastrophe Losses and LAE Ratio	1.6	2.0	0.2	1.3	1.8	1.4	2.2	1.2	1.8
Prior Years Non-catastrophe Losses and LAE Ratio	5.3	9.8	1.9	(2.4)	(0.4)	(3.1)	(1.0)	5.5	(1.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	(0.3)	(0.1)	0.2	(0.1)	—	(0.1)	(0.2)	(0.1)
Total Incurred Loss and LAE Ratio	72.1	65.8	68.1	72.6	70.8	68.6	70.5	68.7	70.0
Insurance Expense Ratio	31.4	34.3	31.4	31.0	30.7	30.1	30.3	32.3	30.4
Combined Ratio	103.5%	100.1%	99.5%	103.6%	101.5%	98.7%	100.8%	101.0%	100.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	65.4%	54.3%	66.1%	73.5%	69.5%	70.3%	69.4%	62.2%	69.8%
Insurance Expense Ratio	31.4	34.3	31.4	31.0	30.7	30.1	30.3	32.3	30.4
Underlying Combined Ratio	96.8%	88.6%	97.5%	104.5%	100.2%	100.4%	99.7%	94.5%	100.2%
Non-GAAP Measure Reconciliation
Combined Ratio	103.5%	100.1%	99.5%	103.6%	101.5%	98.7%	100.8%	101.0%	100.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.6	2.0	0.2	1.3	1.8	1.4	2.2	1.2	1.8
Prior Years Non-catastrophe Losses and LAE Ratio	5.3	9.8	1.9	(2.4)	(0.4)	(3.1)	(1.0)	5.5	(1.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	(0.3)	(0.1)	0.2	(0.1)	—	(0.1)	(0.2)	(0.1)
Underlying Combined Ratio	96.8%	88.6%	97.5%	104.5%	100.2%	100.4%	99.7%	94.5%	100.2%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Net Premiums Written	$65.0	$65.9	$58.2	$61.1	$72.1	$74.1	$63.1	$189.1	$209.3

Earned Premiums	$63.9	$64.5	$66.0	$68.0	$71.3	$70.6	$70.2	$194.4	$212.1
Net Investment Income	4.2	1.8	3.9	6.1	6.4	6.5	4.4	9.9	17.3
Total Revenues	68.1	66.3	69.9	74.1	77.7	77.1	74.6	204.3	229.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	30.6	28.7	32.6	34.0	38.5	36.2	40.6	91.9	115.3
Catastrophe Losses and LAE	60.1	18.6	4.6	10.4	9.8	20.9	14.1	83.3	44.8
Prior Years:
Non-catastrophe Losses and LAE	0.4	(1.5)	(5.5)	(4.3)	(0.6)	(0.6)	(3.9)	(6.6)	(5.1)
Catastrophe Losses and LAE	0.3	0.7	(1.0)	(3.3)	(15.3)	(0.9)	1.1	—	(15.1)
Total Incurred Losses and LAE	91.4	46.5	30.7	36.8	32.4	55.6	51.9	168.6	139.9
Insurance Expenses	20.8	21.5	22.6	22.4	22.6	22.4	22.3	64.9	67.3
Operating Profit (Loss)	(44.1)	(1.7)	16.6	14.9	22.7	(0.9)	0.4	(29.2)	22.2
Income Tax Benefit (Expense)	9.4	0.5	(3.4)	(3.1)	(4.7)	0.3	—	6.5	(4.4)
Total Product Line Net Operating Income (Loss)	$(34.7)	$(1.2)	$13.2	$11.8	$18.0	$(0.6)	$0.4	$(22.7)	$17.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	47.8%	44.5%	49.3%	50.0%	54.0%	51.3%	57.8%	47.3%	54.4%
Current Year Catastrophe Losses and LAE Ratio	94.1	28.8	7.0	15.3	13.7	29.6	20.1	42.8	21.1
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	(2.3)	(8.3)	(6.3)	(0.8)	(0.8)	(5.6)	(3.4)	(2.4)
Prior Years Catastrophe Losses and LAE Ratio	0.5	1.1	(1.5)	(4.9)	(21.5)	(1.3)	1.6	—	(7.1)
Total Incurred Loss and LAE Ratio	143.0	72.1	46.5	54.1	45.4	78.8	73.9	86.7	66.0
Insurance Expense Ratio	32.6	33.3	34.2	32.9	31.7	31.7	31.8	33.4	31.7
Combined Ratio	175.6%	105.4%	80.7%	87.0%	77.1%	110.5%	105.7%	120.1%	97.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	47.8%	44.5%	49.3%	50.0%	54.0%	51.3%	57.8%	47.3%	54.4%
Insurance Expense Ratio	32.6	33.3	34.2	32.9	31.7	31.7	31.8	33.4	31.7
Underlying Combined Ratio	80.4%	77.8%	83.5%	82.9%	85.7%	83.0%	89.6%	80.7%	86.1%
Non-GAAP Measure Reconciliation
Combined Ratio	175.6%	105.4%	80.7%	87.0%	77.1%	110.5%	105.7%	120.1%	97.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	94.1	28.8	7.0	15.3	13.7	29.6	20.1	42.8	21.1
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	(2.3)	(8.3)	(6.3)	(0.8)	(0.8)	(5.6)	(3.4)	(2.4)
Prior Years Catastrophe Losses and LAE Ratio	0.5	1.1	(1.5)	(4.9)	(21.5)	(1.3)	1.6	—	(7.1)
Underlying Combined Ratio	80.4%	77.8%	83.5%	82.9%	85.7%	83.0%	89.6%	80.7%	86.1%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Net Premiums Written	$55.7	$57.2	$49.9	$52.5	$62.3	$64.2	$54.1	$162.8	$180.6

Earned Premiums	$55.0	$55.6	$56.8	$58.7	$61.5	$60.8	$60.3	$167.4	$182.6
Net Investment Income	3.8	1.6	3.6	5.2	5.5	5.6	3.8	9.0	14.9
Total Revenues	58.8	57.2	60.4	63.9	67.0	66.4	64.1	176.4	197.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	28.1	25.4	28.7	30.0	34.2	31.6	35.8	82.2	101.6
Catastrophe Losses and LAE	58.6	18.2	4.5	10.3	9.3	20.6	13.8	81.3	43.7
Prior Years:
Non-catastrophe Losses and LAE	2.0	(0.8)	(4.3)	(2.7)	0.2	0.9	(1.1)	(3.1)	—
Catastrophe Losses and LAE	0.2	0.6	(0.7)	(3.4)	(13.6)	(1.0)	1.0	0.1	(13.6)
Total Incurred Losses and LAE	88.9	43.4	28.2	34.2	30.1	52.1	49.5	160.5	131.7
Insurance Expenses	18.2	18.6	19.5	19.6	19.8	19.7	19.6	56.3	59.1
Operating Profit (Loss)	(48.3)	(4.8)	12.7	10.1	17.1	(5.4)	(5.0)	(40.4)	6.7
Income Tax Benefit (Expense)	10.3	1.1	(2.6)	(2.1)	(3.5)	1.2	1.1	8.8	(1.2)
Total Product Line Net Operating Income (Loss)	$(38.0)	$(3.7)	$10.1	$8.0	$13.6	$(4.2)	$(3.9)	$(31.6)	$5.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	51.1%	45.7%	50.5%	51.2%	55.6%	51.9%	59.3%	49.1%	55.6%
Current Year Catastrophe Losses and LAE Ratio	106.5	32.7	7.9	17.5	15.1	33.9	22.9	48.6	23.9
Prior Years Non-catastrophe Losses and LAE Ratio	3.6	(1.4)	(7.6)	(4.6)	0.3	1.5	(1.8)	(1.9)	—
Prior Years Catastrophe Losses and LAE Ratio	0.4	1.1	(1.2)	(5.8)	(22.1)	(1.6)	1.7	0.1	(7.4)
Total Incurred Loss and LAE Ratio	161.6	78.1	49.6	58.3	48.9	85.7	82.1	95.9	72.1
Insurance Expense Ratio	33.1	33.5	34.3	33.4	32.2	32.4	32.5	33.6	32.4
Combined Ratio	194.7%	111.6%	83.9%	91.7%	81.1%	118.1%	114.6%	129.5%	104.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	51.1%	45.7%	50.5%	51.2%	55.6%	51.9%	59.3%	49.1%	55.6%
Insurance Expense Ratio	33.1	33.5	34.3	33.4	32.2	32.4	32.5	33.6	32.4
Underlying Combined Ratio	84.2%	79.2%	84.8%	84.6%	87.8%	84.3%	91.8%	82.7%	88.0%
Non-GAAP Measure Reconciliation
Combined Ratio	194.7%	111.6%	83.9%	91.7%	81.1%	118.1%	114.6%	129.5%	104.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	106.5	32.7	7.9	17.5	15.1	33.9	22.9	48.6	23.9
Prior Years Non-catastrophe Losses and LAE Ratio	3.6	(1.4)	(7.6)	(4.6)	0.3	1.5	(1.8)	(1.9)	—
Prior Years Catastrophe Losses and LAE Ratio	0.4	1.1	(1.2)	(5.8)	(22.1)	(1.6)	1.7	0.1	(7.4)
Underlying Combined Ratio	84.2%	79.2%	84.8%	84.6%	87.8%	84.3%	91.8%	82.7%	88.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Net Premiums Written	$9.3	$8.7	$8.3	$8.6	$9.8	$9.9	$9.0	$26.3	$28.7

Earned Premiums	$8.9	$8.9	$9.2	$9.3	$9.8	$9.8	$9.9	$27.0	$29.5
Net Investment Income	0.4	0.2	0.3	0.9	0.9	0.9	0.6	0.9	2.4
Total Revenues	9.3	9.1	9.5	10.2	10.7	10.7	10.5	27.9	31.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	2.5	3.3	3.9	4.0	4.3	4.6	4.8	9.7	13.7
Catastrophe Losses and LAE	1.5	0.4	0.1	0.1	0.5	0.3	0.3	2.0	1.1
Prior Years:
Non-catastrophe Losses and LAE	(1.6)	(0.7)	(1.2)	(1.6)	(0.8)	(1.5)	(2.8)	(3.5)	(5.1)
Catastrophe Losses and LAE	0.1	0.1	(0.3)	0.1	(1.7)	0.1	0.1	(0.1)	(1.5)
Total Incurred Losses and LAE	2.5	3.1	2.5	2.6	2.3	3.5	2.4	8.1	8.2
Insurance Expenses	2.6	2.9	3.1	2.8	2.8	2.7	2.7	8.6	8.2
Operating Profit	4.2	3.1	3.9	4.8	5.6	4.5	5.4	11.2	15.5
Income Tax Expense	(0.9)	(0.6)	(0.8)	(1.0)	(1.2)	(0.9)	(1.1)	(2.3)	(3.2)
Total Product Line Net Operating Income	$3.3	$2.5	$3.1	$3.8	$4.4	$3.6	$4.3	$8.9	$12.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	28.1%	37.1%	42.4%	43.0%	43.9%	46.9%	48.5%	36.0%	46.5%
Current Year Catastrophe Losses and LAE Ratio	16.9	4.5	1.1	1.1	5.1	3.1	3.0	7.4	3.7
Prior Years Non-catastrophe Losses and LAE Ratio	(18.0)	(7.9)	(13.0)	(17.2)	(8.2)	(15.3)	(28.3)	(13.0)	(17.3)
Prior Years Catastrophe Losses and LAE Ratio	1.1	1.1	(3.3)	1.1	(17.3)	1.0	1.0	(0.4)	(5.1)
Total Incurred Loss and LAE Ratio	28.1	34.8	27.2	28.0	23.5	35.7	24.2	30.0	27.8
Insurance Expense Ratio	29.2	32.6	33.7	30.1	28.6	27.6	27.3	31.9	27.8
Combined Ratio	57.3%	67.4%	60.9%	58.1%	52.1%	63.3%	51.5%	61.9%	55.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	28.1%	37.1%	42.4%	43.0%	43.9%	46.9%	48.5%	36.0%	46.5%
Insurance Expense Ratio	29.2	32.6	33.7	30.1	28.6	27.6	27.3	31.9	27.8
Underlying Combined Ratio	57.3%	69.7%	76.1%	73.1%	72.5%	74.5%	75.8%	67.9%	74.3%
Non-GAAP Measure Reconciliation
Combined Ratio	57.3%	67.4%	60.9%	58.1%	52.1%	63.3%	51.5%	61.9%	55.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	16.9	4.5	1.1	1.1	5.1	3.1	3.0	7.4	3.7
Prior Years Non-catastrophe Losses and LAE Ratio	(18.0)	(7.9)	(13.0)	(17.2)	(8.2)	(15.3)	(28.3)	(13.0)	(17.3)
Prior Years Catastrophe Losses and LAE Ratio	1.1	1.1	(3.3)	1.1	(17.3)	1.0	1.0	(0.4)	(5.1)
Underlying Combined Ratio	57.3%	69.7%	76.1%	73.1%	72.5%	74.5%	75.8%	67.9%	74.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life & Health Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Earned Premiums	$160.6	$162.7	$163.0	$160.9	$160.8	$162.1	$159.9	$486.3	$482.8
Net Investment Income	50.7	44.3	51.0	52.0	49.7	53.0	51.7	146.0	154.4
Other Income	—	0.5	0.1	2.9	2.9	1.6	1.1	0.6	5.6
Total Revenues	211.3	207.5	214.1	215.8	213.4	216.7	212.7	632.9	642.8
Policyholders’ Benefits and Incurred Losses and LAE	113.6	105.9	100.7	95.0	88.8	113.5	105.4	320.2	307.7
Insurance Expenses	82.5	81.7	86.9	85.3	83.6	87.1	78.0	251.1	248.7
Operating Profit	15.2	19.9	26.5	35.5	41.0	16.1	29.3	61.6	86.4
Income Tax Expense	(3.0)	(3.8)	(4.2)	(6.6)	(7.6)	(2.8)	(6.2)	(11.0)	(16.6)
Segment Net Operating Income	$12.2	$16.1	$22.3	$28.9	$33.4	$13.3	$23.1	$50.6	$69.8

	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Future Policyholder Benefits	$3,426.4	$3,407.0	$3,397.1	$3,385.3	$3,374.6	$3,362.6	$3,346.1
Incurred Losses and LAE Reserves:
Life	59.0	61.6	75.5	89.2	97.0	121.4	127.0
Accident and Health	26.1	29.1	28.2	27.5	28.1	30.2	28.6
Property	5.1	3.8	3.1	3.3	3.5	4.2	3.6
Total Incurred Losses and LAE Reserves	90.2	94.5	106.8	120.0	128.6	155.8	159.2
Insurance Reserves	$3,516.6	$3,501.5	$3,503.9	$3,505.3	$3,503.2	$3,518.4	$3,505.3

Kemper Corporation
Life & Health Insurance Segment
Life Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Earned Premiums	$96.3	$95.7	$97.2	$95.6	$96.2	$97.0	$95.8	$289.2	$289.0
Net Investment Income	47.5	44.8	48.7	50.1	47.8	51.0	49.9	141.0	148.7
Other Income	—	0.1	—	2.7	2.8	1.6	1.0	0.1	5.4
Total Revenues	143.8	140.6	145.9	148.4	146.8	149.6	146.7	430.3	443.1
Policyholders’ Benefits and Incurred Losses and LAE	84.0	76.7	68.1	$65.4	56.0	75.9	72.8	228.8	204.7
Insurance Expenses	54.7	50.9	60.3	55.4	53.3	56.7	49.9	165.9	159.9
Operating Profit	5.1	13.0	17.5	27.6	37.5	17.0	24.0	35.6	78.5
Income Tax Expense	(0.8)	(2.4)	(2.3)	(4.9)	(7.0)	(3.0)	(5.1)	(5.5)	(15.1)
Total Product Line Operating Income	$4.3	$10.6	$15.2	$22.7	$30.5	$14.0	$18.9	$30.1	$63.4

Kemper Corporation
Life & Health Insurance Segment
Accident & Health Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Earned Premiums	$48.9	$50.8	$49.4	$48.5	$47.6	$47.9	$46.9	$149.1	$142.4
Net Investment Income	3.1	(0.4)	2.0	1.5	1.5	1.5	1.5	4.7	4.5
Other Income	—	0.4	0.1	0.2	0.1	—	0.1	0.5	0.2
Total Revenues	52.0	50.8	51.5	50.2	49.2	49.4	48.5	154.3	147.1
Policyholders’ Benefits and Incurred Losses and LAE	20.7	22.0	28.1	25.3	27.6	30.6	26.3	70.8	84.5
Insurance Expenses	22.1	24.6	20.1	22.8	22.7	22.4	20.8	66.8	65.9
Operating Profit (Loss)	9.2	4.2	3.3	2.1	(1.1)	(3.6)	1.4	16.7	(3.3)
Income Tax Benefit (Expense)	(2.0)	(0.9)	(0.7)	(0.5)	0.3	0.8	(0.3)	(3.6)	0.8
Total Product Line Net Operating Income (Loss)	$7.2	$3.3	$2.6	$1.6	$(0.8)	$(2.8)	$1.1	$13.1	$(2.5)

Kemper Corporation
Life & Health Insurance Segment
Property Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Results of Operations
Earned Premiums	$15.4	$16.2	$16.4	$16.8	$17.0	$17.2	$17.2	$48.0	$51.4
Net Investment Income	0.1	(0.1)	0.3	0.4	0.4	0.5	0.3	0.3	1.2
Total Revenues	15.5	16.1	16.7	17.2	17.4	17.7	17.5	48.3	52.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.2	3.5	4.0	3.8	4.5	4.7	5.1	12.7	14.3
Catastrophe Losses and LAE	3.1	3.2	0.8	0.5	0.5	1.8	0.3	7.1	2.6
Prior Years:
Non-catastrophe Losses and LAE	0.4	0.3	(0.4)	(0.1)	0.1	0.2	0.6	0.3	0.9
Catastrophe Losses and LAE	0.2	0.2	0.1	0.1	0.1	0.3	0.3	0.5	0.7
Total Incurred Losses and LAE	8.9	7.2	4.5	4.3	5.2	7.0	6.3	20.6	18.5
Insurance Expenses	5.7	6.2	6.5	7.1	7.6	8.0	7.3	18.4	22.9
Operating Profit	0.9	2.7	5.7	5.8	4.6	2.7	3.9	9.3	11.2
Income Tax Expense	(0.2)	(0.5)	(1.2)	(1.2)	(0.9)	(0.6)	(0.8)	(1.9)	(2.3)
Total Product Line Net Operating Income	$0.7	$2.2	$4.5	$4.6	$3.7	$2.1	$3.1	$7.4	$8.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	33.8%	21.5%	24.3%	22.6%	26.5%	27.3%	29.7%	26.5%	27.7%
Current Year Catastrophe Losses and LAE Ratio	20.1	19.8	4.9	3.0	2.9	10.5	1.7	14.8	5.1
Prior Years Non-catastrophe Losses and LAE Ratio	2.6	1.9	(2.4)	(0.6)	0.6	1.2	3.5	0.6	1.8
Prior Years Catastrophe Losses and LAE Ratio	1.3	1.2	0.6	0.6	0.6	1.7	1.7	1.0	1.4
Total Incurred Loss and LAE Ratio	57.8	44.4	27.4	25.6	30.6	40.7	36.6	42.9	36.0
Insurance Expense Ratio	37.0	38.3	39.6	42.3	44.7	46.5	42.4	38.3	44.6
Combined Ratio	94.8%	82.7%	67.0%	67.9%	75.3%	87.2%	79.0%	81.2%	80.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	33.8%	21.5%	24.3%	22.6%	26.5%	27.3%	29.7%	26.5%	27.7%
Insurance Expense Ratio	37.0	38.3	39.6	42.3	44.7	46.5	42.4	38.3	44.6
Underlying Combined Ratio	70.8%	59.8%	63.9%	64.9%	71.2%	73.8%	72.1%	64.8%	72.3%
Non-GAAP Measure Reconciliation
Combined Ratio	94.8%	82.7%	67.0%	67.9%	75.3%	87.2%	79.0%	81.2%	80.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	20.1	19.8	4.9	3.0	2.9	10.5	1.7	14.8	5.1
Prior Years Non-catastrophe Losses and LAE Ratio	2.6	1.9	(2.4)	(0.6)	0.6	1.2	3.5	0.6	1.8
Prior Years Catastrophe Losses and LAE Ratio	1.3	1.2	0.6	0.6	0.6	1.7	1.7	1.0	1.4
Underlying Combined Ratio	70.8%	59.8%	63.9%	64.9%	71.2%	73.8%	72.1%	64.8%	72.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Expenses
(Dollars in Millions)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Insurance Expenses:
Commissions	$195.5	$178.2	$188.8	$172.7	$178.3	$183.8	$174.0	$562.5	$536.1
General Expenses	74.6	79.2	70.5	70.4	69.8	74.9	62.9	224.3	207.6
Premium Taxes	23.3	23.1	24.8	22.0	21.8	25.0	24.7	71.2	71.5
Total Costs Incurred	293.4	280.5	284.1	265.1	269.9	283.7	261.6	858.0	815.2
Net Policy Acquisition Costs Deferred	(17.4)	(9.3)	(13.8)	(1.0)	(15.2)	(21.7)	(29.0)	(40.5)	(65.9)
Amortization of Valuation of Business Acquired ("VOBA")	0.9	1.5	1.3	1.3	1.3	1.5	2.2	3.7	5.0
Insurance Expenses	276.9	272.7	271.6	265.4	256.0	263.5	234.8	821.2	754.3
Loss from Early Extinguishment of Debt	—	—	—	—	5.8	—	—	—	5.8
Interest and Other Expenses:
Interest Expense	8.3	8.9	7.5	10.0	9.2	11.8	11.5	24.7	32.5
Other Expenses:
Acquisition Related Transaction, Integration and Other Costs	14.4	17.1	11.8	6.2	5.4	1.2	5.6	43.3	12.2
Other	24.5	25.0	25.2	30.3	23.3	25.0	24.3	74.7	72.6
Other Expenses	38.9	42.1	37.0	36.5	28.7	26.2	29.9	118.0	84.8
Interest and Other Expenses	47.2	51.0	44.5	46.5	37.9	38.0	41.4	142.7	117.3
Total Expenses	$324.1	$323.7	$316.1	$311.9	$299.7	$301.5	$276.2	$963.9	$877.4

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)

	Three Months Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Net Investment Income
Interest on Fixed Income Securities	$72.7	$74.3	$71.0	$73.9	$73.5	$75.6	$76.4	$218.0	$225.5
Dividends on Equity Securities Excluding Alternative Investments	2.8	3.6	4.3	8.3	5.2	6.9	2.5	10.7	14.6
Alternative Investments:
Equity Method Limited Liability Investments	8.2	(12.7)	1.8	0.4	1.6	2.6	(3.6)	(2.7)	0.6
Limited Liability Investments Included in Equity Securities	2.4	1.1	3.8	5.1	5.2	5.1	2.6	7.3	12.9
Total Alternative Investments	10.6	(11.6)	5.6	5.5	6.8	7.7	(1.0)	4.6	13.5
Short-term Investments	2.3	0.3	1.6	1.3	2.5	2.6	1.8	4.2	6.9
Loans to Policyholders	5.5	5.5	5.6	5.7	5.9	5.7	5.3	16.6	16.9
Real Estate	2.3	2.3	2.5	2.7	2.4	2.2	2.5	7.1	7.1
Other	2.7	2.4	4.2	0.6	0.6	0.3	—	9.3	0.9
Total Investment Income	98.9	76.8	94.8	98.0	96.9	101.0	87.5	270.5	285.4
Investment Expenses:
Real Estate	1.2	2.7	2.6	2.4	2.5	2.3	2.4	6.5	7.2
Other Investment Expenses	5.6	6.3	6.6	1.7	2.7	2.7	2.4	18.5	7.8
Total Investment Expenses	6.8	9.0	9.2	4.1	5.2	5.0	4.8	25.0	15.0
Net Investment Income	$92.1	$67.8	$85.6	$93.9	$91.7	$96.0	$82.7	$245.5	$270.4
Net Realized Gains (Losses) on Sales of Investments
Fixed Maturities:
Gains on Sales	$11.9	$10.9	$15.9	$1.4	$1.9	$22.7	$15.1	$38.7	$39.7
Losses on Sales	(1.9)	(0.5)	(1.1)	—	(0.3)	(1.9)	(2.6)	(3.5)	(4.8)
Equity Securities:
Gains on Sales	0.1	0.1	1.3	1.3	0.2	0.7	3.6	1.5	4.5
Losses on Sales	—	—	(0.2)	0.1	(0.1)	(0.2)	—	(0.2)	(0.3)
Equity Method Limited Liability Investments:
Losses on Sales	(0.1)	—	—	—	—	—	—	(0.1)	—
Real Estate:
Gains on Sales	—	1.2	0.6	—	—	—	—	1.8	—
Net Realized Gains on Sales of Investments	$10.0	$11.7	$16.5	$2.8	$1.7	$21.3	$16.1	$38.2	$39.1
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(1.0)	$(7.0)	$(10.0)	$(1.7)	$(1.7)	$(6.3)	$(3.6)	$(18.0)	$(11.6)
Equity Securities	—	—	(2.0)	—	(0.1)	(0.4)	—	(2.0)	(0.5)
Net Impairment Losses Recognized in Earnings	$(1.0)	$(7.0)	$(12.0)	$(1.7)	$(1.8)	$(6.7)	$(3.6)	$(20.0)	$(12.1)

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Sep 30, 2020		Dec 31, 2019		Dec 31, 2018
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$652.8	6.5%	$815.9	8.8%	$865.7	10.6%
States and Political Subdivisions	1,511.6	15.2	1,515.8	16.4	1,619.1	19.9
Foreign Governments	4.9	—	16.8	0.2	5.9	0.1
Corporate Securities:
Bonds and Notes	4,375.7	43.9	3,859.7	41.7	3,393.8	41.8
Redeemable Preferred Stocks	7.3	0.1	6.7	0.1	—	—
Collaterized Loan Obligations	727.4	7.3	618.2	6.7	524.0	6.4
Other Mortgage- and Asset-backed	225.1	2.3	89.0	1.0	15.7	0.2
Total Fixed Maturities Reported at Fair Value	7,504.8	75.3	6,922.1	74.7	6,424.2	79.0
Equity Securities Reported at Fair Value:
Preferred Stocks	56.8	0.6	59.2	0.6	54.2	0.7
Common Stocks	10.1	0.1	13.2	0.1	10.9	0.1
Other Equity Interests:
Exchange Traded Funds	434.5	4.4	586.8	6.3	427.3	5.3
Limited Liability Companies and Limited Partnerships	286.8	2.9	248.1	2.7	192.0	2.4
Total Equity Securities Reported at Fair Value	788.2	7.9	907.3	9.8	684.4	8.5
Equity Securities Reported at Modified Cost:
Preferred Stocks	9.2	0.1	9.1	0.1	9.2	0.1
Common Stocks	18.7	0.2	12.3	0.1	8.8	0.1
Limited Liability Companies and Limited Partnerships	20.5	0.2	20.5	0.2	23.5	0.3
Total Equity Securities Reported at Modified Cost	48.4	0.5	41.9	0.4	41.5	0.5
Convertible Securities at Fair Value	36.3	0.4	37.3	0.4	31.5	0.4
Equity Method Limited Liability Investments	206.2	2.1	220.4	2.4	187.0	2.3
Short-term Investments at Cost which Approximates Fair Value	628.8	6.3	470.9	5.1	286.1	3.5
Other Investments:
Company Owned Life Insurance	326.1	3.3	217.0	2.3	59.3	0.7
Loans to Policyholders at Unpaid Principal	299.5	3.0	305.6	3.3	300.6	3.7
Real Estate at Depreciated Cost	99.6	1.0	111.4	1.2	114.2	1.4
Mortgage Loans	37.3	0.4	27.5	0.3	—	—
Other	0.3	—	—	—	—	—
Total Other Investments	762.8	7.7	661.5	7.1	474.1	5.8
Total Investments	$9,975.5	100.0%	$9,261.4	100.0%	$8,128.8	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Sep 30, 2020		Dec 31, 2019		Dec 31, 2018
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,701.7	62.6%	$4,387.1	63.4%	$4,156.6	64.7%
BBB	2,278.7	30.4	2,044.1	29.5	1,752.6	27.3
BB, B	334.8	4.5	319.2	4.6	333.7	5.2
CCC or Lower	189.6	2.5	171.7	2.5	181.3	2.8
Total Investments in Fixed Maturities	$7,504.8	100.1%	$6,922.1	100.0%	$6,424.2	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.6		7.1		6.2
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Sep 30, 2020		Dec 31, 2019		Dec 31, 2018
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$1,839.7	18.4%	$1,522.8	16.4%	$1,269.3	15.6%
Manufacturing	1,601.2	16.1	1,356.4	14.6	1,270.0	15.6
Transportation, Communication and Utilities	796.6	8.0	650.2	7.0	449.0	5.5
Services	602.7	6.0	604.4	6.5	516.4	6.4
Mining	273.3	2.7	154.5	1.7	158.6	2.0
Retail Trade	207.4	2.1	183.3	2.0	164.8	2.0
Wholesale Trade	0.6	—	72.9	0.8	78.4	1.0
Agriculture, Forestry and Fishing	—	—	12.4	0.1	13.7	0.2
Other	14.0	0.1	16.6	0.2	13.3	0.2
Total Fair Value of Non-governmental Fixed Maturities	$5,335.5	53.4%	$4,573.5	49.3%	$3,933.5	48.5%

	Sep 30, 2020
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$134.3	1.3%
Georgia	100.6	1.0
Colorado	94.8	1.0
New York	76.0	0.8
Louisiana	70.9	0.7
California	68.4	0.7
Michigan	68.3	0.7
Ohio	55.7	0.6
Equity Securities at Fair Value—Other Equity Interests:
Vanguard Total World Stock ETF	170.3	1.7
iShares® Core MSCI Total International Stock ETF	66.3	0.7
Total	$905.6	9.2%
1Excluding Investments in U.S. Government and Government Agencies and Authorities at September 30, 2020.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Sep 30, 2020
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$10.4	$10.9	$113.0	$134.3	8.9%	1.3%
Georgia	47.0	6.1	47.6	100.7	6.7	1.0
Colorado	—	11.1	83.7	94.8	6.3	1.0
New York	6.8	9.0	60.2	76.0	5.0	0.8
Louisiana	40.8	5.4	24.8	71.0	4.7	0.7
California	7.1	1.1	60.1	68.3	4.5	0.7
Michigan	40.4	—	27.9	68.3	4.5	0.7
Ohio	6.7	—	49.0	55.7	3.7	0.6
Washington	15.7	—	38.9	54.6	3.6	0.5
Pennsylvania	6.3	2.6	33.7	42.6	2.8	0.4
Virginia	7.1	17.8	17.0	41.9	2.8	0.4
Florida	5.1	—	36.8	41.9	2.8	0.4
Oregon	34.7	—	4.3	39.0	2.6	0.4
Utah	0.6	—	35.1	35.7	2.4	0.4
Minnesota	—	—	34.7	34.7	2.3	0.3
Massachusetts	2.7	1.5	28.8	33.0	2.2	0.3
District Of Columbia	4.7	—	28.3	33.0	2.2	0.3
New Mexico	—	—	32.4	32.4	2.1	0.3
Indiana	—	—	29.2	29.2	1.9	0.3
South Carolina	17.3	1.8	10.9	30.0	2.0	0.3
Illinois	—	—	29.3	29.3	1.9	0.3
Missouri	—	—	26.5	26.5	1.8	0.3
Tennessee	3.6	8.8	10.3	22.7	1.5	0.2
Maryland	2.2	8.7	11.0	21.9	1.4	0.2
Nebraska	—	8.6	12.5	21.1	1.4	0.2
Hawaii	20.8	0.3	—	21.1	1.4	0.2
Arkansas	19.3	—	—	19.3	1.3	0.2
Kentucky	—	—	19.0	19.0	1.3	0.2
New Jersey	—	—	16.6	16.6	1.1	0.2
Mississippi	13.7	—	2.6	16.3	1.1	0.2
Alabama	—	—	16.0	16.0	1.1	0.2
Alaska	2.0	3.0	10.3	15.3	1.0	0.2
Wisconsin	—	7.4	7.6	15.0	1.0	0.2
Connecticut	14.0	—	—	14.0	0.9	0.1
Arizona	—	0.8	12.8	13.6	0.9	0.1
Idaho	—	—	11.7	11.7	0.8	0.1
Oklahoma	—	—	11.7	11.7	0.8	0.1
Rhode Island	—	—	11.3	11.3	0.7	0.1
Iowa	—	—	10.2	10.2	0.7	0.1
All Other States	4.6	7.3	50.1	62.0	4.1	0.6
Total	$333.6	$112.2	$1,065.9	$1,511.7	100.0%	15.2%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Sep 30, 2020	Sep 30, 2020	Dec 31, 2019
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$64.0	$124.0	$129.3
Senior Debt	19.2	10.3	16.0
Distressed Debt	—	13.4	22.7
Secondary Transactions	13.2	11.7	11.5
Leveraged Buyout	—	—	0.1
Growth Equity	—	4.3	5.3
Real Estate	—	30.5	29.9
Other	0.1	11.9	5.6
Total Equity Method Limited Liability Investments	96.5	206.1	220.4
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	87.5	141.7	126.1
Senior Debt	20.1	36.2	39.5
Distressed Debt	18.6	20.8	16.8
Secondary Transactions	6.3	4.0	4.9
Hedge Funds	—	69.9	48.2
Leveraged Buyout	1.9	4.4	4.4
Other	6.2	9.8	8.2
Total Reported as Other Equity Interests at Fair Value	140.6	286.8	248.1
Reported as Other Equity Interests at Modified Cost:
Mezzanine Debt	0.1	2.3	1.6
Other	—	18.2	18.9
Total Reported as Other Equity Interests at Modified Cost	0.1	20.5	20.5
Total Investments in Limited Liability Companies and Limited Partnerships	$237.2	$513.4	$489.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Impairment Losses;
3) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Loss from Early Extinguishment of Debt; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss).
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Impairment Losses related to investments, and Income (Loss) from Change in Fair Value of Equity and Convertible Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction, Integration and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Net Income to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Net Income	$122.3	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$312.4	$406.4
Less Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	35.7	56.6	(93.1)	30.9	7.8	20.1	50.9	(0.8)	78.8
Net Realized Gains on Sales of Investments	7.9	9.3	13.0	2.2	1.4	16.8	12.7	30.2	30.9
Impairment Losses	(0.8)	(5.5)	(9.5)	(1.3)	(1.5)	(5.3)	(2.8)	(15.8)	(9.6)
Acquisition Related Transaction, Integration and Other Costs	(11.4)	(13.5)	(9.3)	(5.0)	(4.1)	(1.0)	(4.4)	(34.2)	(9.5)
Loss from Early Extinguishment of Debt	—	—	—	—	(4.6)	—	—	—	(4.6)
Adjusted Consolidated Net Operating Income	$90.9	$79.2	$162.9	$97.9	$130.0	$91.5	$98.9	$333.0	$320.4
Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income Per Unrestricted Share‐basic. A reconciliation of Net Income Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income Per Unrestricted Share-basic is presented below:

	Three Months Ended							Nine Months Ended
(Unaudited)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Sep 30, 2020	Sep 30, 2019
Net Income Per Unrestricted Share	$1.87	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$4.75	$6.17
Less Net Income (Loss) Per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	0.54	0.87	(1.40)	0.46	0.11	0.31	0.78	(0.01)	1.20
Net Realized Gains on Sales of Investments	0.12	0.14	0.19	0.03	0.02	0.26	0.19	0.46	0.47
Impairment Losses	(0.01)	(0.08)	(0.14)	(0.02)	(0.02)	(0.08)	(0.04)	(0.24)	(0.15)
Acquisition Related Transaction and Integration Costs	(0.17)	(0.21)	(0.14)	(0.06)	(0.06)	(0.01)	(0.07)	(0.52)	(0.14)
Loss from Early Extinguishment of Debt	—	—	—	—	(0.07)	—	—	—	(0.07)
Adjusted Consolidated Net Operating Income Per Unrestricted Share	$1.39	$1.21	$2.45	$1.46	$1.95	$1.39	$1.52	$5.06	$4.86
Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.